Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 6, 2021

TO THE

PROSPECTUS DATED MAY 1, 2020

BRIGHTHOUSE/ABERDEEN EMERGING MARKETS EQUITY PORTFOLIO

Mark Gordon-James no longer serves as portfolio manager of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by Aberdeen’s Global Emerging Markets Equity Team. The team includes Hugh Young, Head of Asia Pacific/Managing Director—Asia; Devan Kaloo, Global Head of Equities/Head of Global Emerging Markets Equities; Joanne Irvine, Head of Emerging Markets (ex-Asia); and Flavia Cheong, CFA, Head of Equities—Asia Pacific. Each of these team members has managed the Portfolio since 2016 except for Ms. Cheong, who has managed the Portfolio since 2017.

In the section entitled “Additional Information About Management – The Subadviser,” (i) the eleventh paragraph is deleted in its entirety and (ii) the sixth paragraph is deleted in its entirety and replaced with the following:

The Portfolio is managed by Aberdeen’s Global Emerging Markets Equity Team, with the following members having the most significant responsibility for the day-to-day management of the Portfolio: Hugh Young, Devan Kaloo, Joanne Irvine, and Flavia Cheong. All team members have both portfolio construction and research responsibilities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE